EATON VANCE SENIOR FLOATING-RATE TRUST
Supplement to Prospectus dated November 14, 2012 and Prospectus Supplement dated December 7, 2012

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets:

On February 13, 2013, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $16.70, $15.84 and 5.43%, respectively.  As of February 13, 2013, we had 34,841,289 Common Shares outstanding and net assets of approximately $552,000,176.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $16.70 per share for our Common Shares on the NYSE as of February 13, 2013, we estimate that the net proceeds of this offering will be approximately $27,945,317 after deducting the estimated sales load.

February 15, 2013